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                                                                    EXHIBIT 10.2

                        PIA MERCHANDISING SERVICES, INC.
                       1995 STOCK OPTION PLAN, AS AMENDED


        Section 1. Description of Plan. This is the 1995 Stock Option Plan, dated December 5, 1995 (the "Plan"), of PIA Merchandising Services, Inc., a Delaware corporation (the "Company"). Under the Plan, officers, certain directors, key employees and consultants of the Company or its wholly-owned Subsidiaries (as defined below), to be selected as set forth below, may be granted options ("Options") to purchase shares of the common stock of the Company ("Common Stock"). The Plan permits the granting of both Options that qualify for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). For purposes of the Plan, the term "Subsidiary" shall mean any corporation or other entity of which 50% or more of the voting stock (or equivalent thereof) is owned by the Company or by another Subsidiary (as so defined) of the Company.

        Section 2. Purpose of Plan. The purpose of the Plan and of granting Options to specified persons is to further the growth, development and financial success of the Company and the Subsidiaries by providing additional incentives to certain officers, directors, key employees and consultants of the Company. By assisting such persons in acquiring shares of the Company's Common Stock, the Company can ensure that such persons will themselves benefit directly from the Company's and the Subsidiaries' growth, development and financial success.

        Section 3. Eligibility. The persons who shall be eligible to receive grants of Options under the Plan shall be, at the time of the grant, the officers, certain directors, key employees and consultants of the Company and the Subsidiaries, excluding those directors of the Company and its Subsidiaries who serve on the Committee (as defined in Section 4). Notwithstanding the preceding sentence, only persons who are employees of the Company and the Subsidiaries shall be eligible to receive grants of Incentive Stock Options under the Plan. In addition, a person who holds an Option is herein referred to as a "Participant." More than one Option may be granted to any Participant, grants of Options may be made on more than one occasion to any Participant and any individual Participant may receive grants of Options on up to 1,000,000 shares of Common Stock. Such grants of Options under the Plan may include an Incentive Stock Option, Nonqualified Stock Option, or any combination thereof. Notwithstanding the foregoing, the Board of Directors of the Company (the "Board") may at any time or from time to time designate one or more Directors as ineligible for selection as a Participant under the Plan for any period or periods of time. The designation by the Board of a Director as ineligible for selection as a Participant under the Plan shall not affect Options previously granted to such Director under the Plan.


        Section 4. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") established by the Board. The Committee shall be constituted so as to permit the Plan to comply with the provisions of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act") and so that each member of the Committee would be an "outside director" within the meaning of Code Section 162(m). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all the members of the Committee shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting. The Committee is authorized and empowered to administer the Plan and, subject to the Plan (a) to select the Participants, to specify the number of shares of Common Stock with respect to which Options are granted to each Participant, to specify the terms of the Options and whether such Options shall be Incentive Stock Options or Nonqualified Stock Options, and in general to grant Options; (b) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (c) to interpret the Plan;
(d) to prescribe, amend and rescind rules relating to the Plan; (e) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option


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previously granted by the Committee; (f) to determine the rights and obligations of Participants under the Plan; (g) to specify the Option Price (as hereinafter defined); (h) to accelerate the time during which an Option may be exercised, including, but not limited to, upon a change of control of the Company, and to otherwise accelerate the time or extend the post-termination exercise period during which an Option may be exercised, in each case notwithstanding the provisions in the Option Agreement (as defined in Section 13) stating the time during which it may be exercised; and (i) to make all other determinations deemed necessary or advisable for the administration of the Plan. The good faith interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, conclusive and binding. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

        Section 5. Shares Subject to the Plan. The number of shares of Common Stock in respect of which Options may be granted under the Plan is 1,300,000, subject to adjustment as provided in Section 12 hereof. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise shall again become available for the granting of additional Options under the Plan. Notwithstanding the foregoing, shares subject to a terminated Option shall continue to be considered to be outstanding for purposes of determining the maximum number of shares that may be issued to a Participant. Similarly, the repricing of an Option will be considered the grant of a new Option for this purpose.

        Section 6. Option Price. Except as provided in Section 12 hereof, the purchase price per share (the "Option Price") of the shares of Common Stock underlying each Incentive Stock Option shall be not less than the fair market value of such shares on the date of granting of the Incentive Stock Option; provided, however, that if the Participant is a ten percent (10%) stockholder of the Company as detailed in Code Section 422(b)(6) at the time such Option is granted (determined after taking into account the constructive ownership rules of Section 424(d) of the Code), the Option Price shall be not less than 110 percent (110%) of said fair market value. The Option Price of the shares of Common Stock underlying each Nonqualified Stock Option shall be not less than eighty-five percent (85%) of the fair market value of such shares on the date of granting of the Nonqualified Stock Option; provided, however, that with respect to any Nonqualified Stock Option granted to a "covered employee" (as such term is defined in Section 162(m) of the Code), the Option Price of the shares of Common Stock underlying such Nonqualified Stock Option shall be not less than the fair market value of such shares on the date of granting of such Nonqualified Stock Option. The fair market value of such shares shall be determined by the Committee on the basis of the average, rounded to the nearest eighth, of the Quoted Prices of a share of Common Stock for the five consecutive business days prior to the day as of which the fair market value of the Common Stock is being determined. The "Quoted Price" of a share of Common Stock shall be the last reported sales price of the Common Stock as reported by the NASDAQ National Market System ("NASDAQ") or, if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange or, if the Common Stock is not so reported or listed, the average of the last reported bid and asked price of the Common Stock.

        Section 7. Restrictions on Grants; Vesting of Options. Notwithstanding any other provisions set forth herein or in any Option Agreement, no Options may be granted under the Plan subsequent to ten (10) years from December 5, 1995. All Options granted pursuant to the Plan shall be granted pursuant to Option Agreements, as described in Section 13 hereof. The vesting of all Options may be based on the Company's attaining of performance criteria as specified at the time of the granting thereof and/or may also be based on the passage of time. The Committee shall determine the performance criteria, the performance measurement period and the vesting schedule applicable to each Option or group of Options in a schedule, a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The performance criteria, the performance measurement period and the vesting schedule and period of exercisability need not be identical for all Options granted hereunder. Following the conclusion of each applicable performance measurement period, the Committee shall determine, in its sole good faith judgment, the extent, if at all, that each Option subject thereto shall have vested based upon the applicable performance criteria and vesting schedule. To the extent each such Option shall not have vested, because the applicable performance criteria has not been met, and does not also vest based on the passage of time, it shall, to that extent, automatically terminate and cease to be


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exercisable to such extent notwithstanding the stated term during which it may be exercised. The Committee shall promptly notify each affected Participant of such determination. The Committee may periodically review the performance criteria applicable to any Option or Options and, in its sole good faith judgment, may adjust the same to reflect unanticipated major events, such as catastrophic occurrences, mergers, acquisitions and the like.

        Section 8. Special Limitations on Incentive Stock Options. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all incentive stock option plans of the Company and the Subsidiaries exceeds $100,000, or such other limit as may be required by the Code, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

        Section 9. Exercise of Options. Subject to all other provisions of the Plan, once vested, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in such installments and at such intervals as the Committee may determine in granting such Option, provided that no option may be exercisable subsequent to its termination date. Once vested, and prior to its termination date, an Option may be exercised by the Participant by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including, without limitation and in the sole discretion of the Committee, the assignment and transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule 16b-3, if applicable. In connection with such assignment and transfer, the Company shall have the right to deduct any fractional shares to be paid to the Participant. Once vested, and prior to its termination date, an Option may only be exercised by the Participant or, in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution. Notwithstanding the foregoing in the immediately preceding sentence, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee, or if the Participant has no designee, the legal representative, of such Participant may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement. No Option granted to a person subject to Section 16 of the Exchange Act shall be exercisable during the first six (6) months after the date such Option is granted.

        Section 10. Issuance of Common Stock. The Company's obligation to issue shares of its Common Stock upon exercise of an Option is expressly conditioned upon the compliance by the Company with any registration or other qualification obligations with respect to such shares under any state or federal law or rulings and regulations of any government regulatory body and the making of such investment representations or other representations and undertakings by the Participant (or the Participant's legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations with respect to such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing of such shares; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, an appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies; provided, however, that any such legend or data entry shall be removed when no longer applicable. The Company, during the term of the Plan, will at all times reserve and keep available, and will use its reasonable efforts to obtain from any regulatory body having jurisdiction any


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requisite authority in order to issue and sell such number of shares of Common
Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

        Section 11.  Non-transferability.

        (a) Except as provided in Section 11(b), an Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.

        (b) The Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted to a Participant to be on terms which permit transfer by such Participant to (a) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, provided that (i) there may be no consideration for any such transfer, (ii) the Option Agreement (defined below) pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 11, and (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 11(a). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 9 and 10 hereof the term "Participants" shall be deemed to refer to the transferee. The events of termination of employment of Section 25 hereof shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in the Option Agreement. Any permitted transferee shall be required prior to any transfer of an Option or shares of Common Stock acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

        Section 12. Adjustments Upon Capitalization and Corporate Changes; Substitute Options. Subject to Section 15(b) hereof, if the outstanding shares of the Common Stock of the Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization or reclassification, or if the number of outstanding shares is changed through a stock split, stock dividend, stock consolidation or like capital adjustment, or if the Company makes a distribution in partial liquidation or any other comparable extraordinary distribution with respect to its Common Stock, an appropriate adjustment shall be made by the Committee in the number, kind or Option Price of shares as to which Options may be granted. A corresponding adjustment shall likewise be made in the number, kind or Option Price of shares with respect to which unexercised Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith determination of the Committee shall be final, conclusive and binding. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

        If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation or its subsidiaries, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options to purchase stock of such corporation held by them at the time of succession. The Committee, in its sole and absolute discretion, shall determine the extent to which such substitute Options shall be granted (if at all), the person or persons to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each such person, the Option Price of such Option (which may be determined without regard to Section 6 hereof) and the terms and conditions of such substitute Options; provided, however, that the Option Price of each such substituted Option which is an Incentive Stock Option shall be an amount such that, in the sole and absolute judgment of the Committee (and in compliance with Section 424(a) of the Code in the case of an Incentive Stock Option), the economic benefit provided by such Option is not greater


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than the economic benefit represented by the option in the acquired corporation as of the date of the Company's acquisition of such corporation. Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which would cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Exchange Act may apply, not to comply with such Rule 16b-3.

        Section 13. Option Agreement. Each Option granted under the Plan shall be evidenced by a written stock option agreement ("Option Agreement") executed by the Company and the Participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein;
(b) shall indicate whether such Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and if an Incentive Stock Option, shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code; and (c) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

        Section 14. Rights as a Stockholder. A Participant or permitted transferee of a Participant shall have no rights as a stockholder with respect to any shares covered by an Option until the date of an entry evidencing such ownership is made in the stock transfer books of the Company (the "Exercise Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

        Section 15.  Termination of Options, Acceleration of Options.

        (a) Each Option shall terminate and expire, and shall no longer be subject to exercise, as the Committee may determine in granting such Option, and each Option granted under the Plan shall set forth a termination date thereof, which, subject to earlier termination as set forth in Section 7 or this Section 15 hereof, or as otherwise set forth in each particular Option Agreement, with respect to Nonqualified Stock Options, shall be no later than ten years from the date such Option is granted, and with respect to Incentive Stock Options, shall also be no later than ten years from the date such Option is granted, unless the Participant is a ten percent (10%) stockholder of the Company (as described in Section 422(b)(6) of the Code, and determined after taking into account the constructive ownership rules of Section 424(d) of the Code) at the time such Option is granted, in which case the Option shall terminate and expire no later than five years from the date of the grant thereof. An Incentive Stock Option shall contain any additional termination events required by Section 422 of the Code.

        (b) Subject to Section 15(c) hereof, unless the Committee shall, in its sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) upon any reorganization, merger or consolidation in which the Company does not survive, (iii) upon any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) upon any acquisition by any person or group (as defined in Section 13(d) of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock (each of the events described in clauses (i), (ii), (iii) or (iv) is referred to herein individually as an "Extraordinary Event"), the Plan and each outstanding Option shall terminate. In such event each Participant shall have the right until 10 days before the effective date of the Extraordinary Event to exercise, in whole or in part, any unexpired Option or Options issued to the Participant, to the extent that said Option is then vested and exercisable pursuant to the provisions of said Option or Options and of Section 7 hereof.

        The termination of employment of, or the termination of a consulting relationship with, a Participant for any reason shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised; provided, however, that the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

        (c) Notwithstanding the provisions of Section 7 or paragraphs (a) or (b) of this Section 15, or any provision to the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any


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time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 15(c), each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

        Section 16. Withholding of Taxes. The Company, or a Subsidiary, as the case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such Subsidiaries to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of Common Stock issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiaries') concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiaries) by the Participant of the required withholding tax, as the Committee may determine. The Company may permit the Participant to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation, subject to such restrictions as the Committee deems necessary to satisfy the requirements of Rule 16b-3. However, no fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid, by the Company. The Company shall have the right to deduct fractional shares to be paid to the Participant as a result of such surrender or withholding of shares.

        Section 17. Effectiveness and Termination of Plan. The Plan shall be effective on the date on which it is adopted by the Board, provided the Plan is approved by the stockholders of the Company within twelve (12) months of December 5, 1995 and on or prior to the date of the first annual meeting of stockholders of the Company held subsequent to the acquisition of an equity security by a Participant hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or in any Option Agreement, no Option shall be exercisable prior to such stockholder approval. The Plan shall terminate at the earliest of the time when all shares of Common Stock which may be issued hereunder have been so issued, or at such time as set forth in Section 15(b) hereof; provided, however, that the Board may in its sole discretion terminate the Plan at any other time. Unless earlier terminated by the Board, the Plan shall terminate on December 5, 2005. Subject to Section 15(b) hereof, no such termination shall in any way affect any Option then outstanding.

        Section 18. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

        Section 19. Amendment of Plan. The Board may (a) make such changes in the terms and conditions of granted Options as it deems advisable, provided each Participant adversely affected by such change consents thereto, and (b) make such amendments to the Plan as it deems advisable. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the written consent or approval of the holders of a majority of that voting stock of the Company which is represented and is entitled to vote at a duly held stockholder's meeting (i) increase the maximum number of shares subject to Options, except pursuant to
Section 12 hereof, (ii) change the designation of the class of employees eligible to receive Incentive Stock Options, or (iii) in any manner modify the Plan such that it fails to meet the requirements of Rule 16b-3 of the Exchange Act for the exemption of the acquisition, cancellation, expiration or surrender of Options from the operation of Section 16(b) of the Exchange Act.

        Section 20. Transfers and Leaves of Absence. For purposes of the Plan,
(a) a transfer of a Participant's employment or consulting relationship, without an intervening period, between the Company and a Subsidiary


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shall not be deemed a termination of employment or a termination of a consulting relationship, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary, whichever is applicable) during such leave of absence. Notwithstanding the foregoing, for purposes of determining the exercisability of an Incentive Stock Option, a Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have terminated his or her employment on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment are guaranteed by statute or contract.

        Section 21. No Obligation to Exercise Option. The granting of an Option shall impose no obligation on the Participant to exercise such Option.

        Section 22. Governing Law. The Plan and any Option granted pursuant to the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.

        Section 23. Not an Employment or Other Agreement. Nothing contained in the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to any other relationship or rights to continued employment by, or rights to a continued consulting relationship with, the Company or any Subsidiaries in favor of any Participant or limit the ability of the Company or any Subsidiaries to terminate, with or without cause, in its sole and absolute discretion, the employment of, or relationship with, any Participant, subject to the terms of any written employment or other agreement to which a Participant is a party.

        Section 24. Rule 16b-3. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such grant would disqualify the Plan or such grant under, or would not otherwise comply with, Rule 16b-3, such provision or grant shall be construed or deemed amended to conform to Rule 16b-3.

        Section 25. Termination of Employment. The terms and conditions under which an Option may be exercised after a Participant's termination of employment shall be determined by the Committee and shall be specified in the Option Agreement. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined in accordance with the provisions of Section 422 of the Code.

        Section 26. Indemnification. In addition to such other rights of indemnification as they may have as directors, the members of the Board or Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including reasonable attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is not entitled to indemnification under applicable law; provided that within 60 days after institution of any such action, suit or proceeding such Committee member shall in writing offer the Company the opportunity, at the Company's expense, to handle and defend the same.


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